                                                                    EXHIBIT 3.12

                            SCOVILL FASTENERS INC.

                             * * * * * * * * * * *

                                    BY-LAWS

                                 * * * * * * *


                                   ARTICLE I

                   Name, Purpose and Location of Corporation
                   -----------------------------------------

          The name of the Corporation (hereinafter called the "Corporation") is Scovill Fasteners Inc. Its duration and purpose shall be such as are expressed in its original certificate of incorporation and in such amendments thereto as may be made from time to time. Its registered office shall be in the City of Wilmington, County of New Castle, State of Delaware, and the resident agent in charge thereof shall be The Corporation Trust Company, but the corporation may also have offices in such other places within and without the State of Delaware as the board of directors may from time to time determine, or the business of the corporation may require.
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                                      -2-

                                  ARTICLE II

                            Meeting of Stockholders
                            -----------------------

          SECTION 1.  Place of Meeting.
                      ----------------

          All meetings of the stockholders for the election of directors shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, with or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

          SECTION 2.  Time and Business of Annual Meetings.
                      ------------------------------------

          Annual meetings of stockholders, at which the stockholders shall elect by a plurality vote a board of directors to serve for one (1) year and until their successors are elected and shall qualify and shall transact such other business as may properly be brought before the meeting shall be held commencing with the year 1986, at such date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting.
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                                      -3-

          SECTION 3.  Notice of Annual Meetings.
                      -------------------------

          Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to appear at such meeting for not less than ten (10) nor more than sixty (60) days before the date of the meeting.

          SECTION 4.  Calling of Special Meetings.  Special meetings of the
                      ---------------------------
stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the chairman of the board, if any, or the president, and shall be called by the president or secretary at the request in writing of a majority of the board of directors.

          SECTION 5.  Notice of Special Meetings.  Chairman of the board.
                      --------------------------
     Subject to the control of the board of directors, the chairman of the board, if there shall be such an officer, shall, if present, preside at all meetings of the board of directors and stockholders and, if a member of the executive committee, at all meetings of the executive committee, if any.

          SECTION 6.  Business of Special Meetings.
                      ----------------------------

          The President. Subject to the control of the board of directors, and the chairman of the board and to such powers, if any, as may be given by the board of directors to the chairman of the board, the president shall have general supervision, direction and control of the business of the corporation and its employees and shall exercise such general powers of management as are usually vested in the office of president of a corporation. The president shall be the chief executive officer of the corporation, shall, in the absence of the chairman of the board, preside at all meetings of the board of directors and stockholders and shall have such other powers and duties as may from time to time be assigned to him by the board of directors or prescribed by the by-laws.

          SECTION 7.  Quorum.
                      ------

          The holders of a majority of the voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by Delaware statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than thirty
(30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          SECTION 8.  Voting; Proxies.
                      ---------------

          Unless otherwise provided in the certificate of incorporation each stockholder on the record date shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on or after eleven (11) months from its date of execution, unless the proxy provides for a longer period which no case shall exceed seven (7) years from its date of execution. The appointment of a proxy or proxies shall be made by an instrument in
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                                      -6-

writing executed by the stockholder or his duly authorized agent and filed with the secretary of the corporation. When a quorum is present at any meeting, a majority of the votes cast by those present or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the Delaware statutes or of the certificate of incorporation or the by-laws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

          SECTION 9.  Inspectors of Election.
                      ----------------------

          In advance of any meeting of stockholders, the board of directors may appoint inspectors of election to act at a meeting or any adjournment thereof. If inspectors are not so appointed, the chairman of the meeting may, and upon the request of any stockholder shall, appoint inspectors at the meeting. The number of inspectors shall be either one (1) or three (3). If appointed at the meeting upon the request of one or more stockholders, the holders of a majority of the shares present or represented shall determine whether one (1) or three
(3) inspectors are to be appointed. In case any person appointed as inspector by the board of directors fails to appear or refuses to act, the vacancy may be filled at the direction of the chairman of the meeting. The number of inspectors shall be determined by the board of directors or, if the inspectors are appointed at the meeting, by the chairman of the meeting.

          The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, shall receive votes, ballots or consents, shall hear and determine all challenges and questions in any way arising in connection with the right to vote, shall count and tabulate all votes or consents and determine the results, and shall do such acts as may be proper to conduct the election or vote with fairness to all. If there shall be three (3) inspectors of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all. Upon request of the chairman of the meeting or of any stockholder or his proxy, the inspectors shall make a report in writing of any challenge, question or matter determined by them and execute a certificate of any facts found by them.

          SECTION 10.  Action Without a Meeting.
                       ------------------------

          Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares are entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

          SECTION 11.  List of Stockholders.
                       --------------------

          The officer who has charge of the stock ledger of the corporation shall prepare and make, or cause to be prepared and made, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                  ARTICLE III

                                   Directors
                                   ---------

          SECTION 1.  Number of Directors; Terms.
                      -------------------

          The initial number of directors of the corporation shall be three (3). The number of directors which shall thereafter constitute the whole board of directors shall be determined from time to time by resolution of the board of directors but shall not be less than three (3) or greater than nineteen (19). Directors shall be elected annually by the stockholders except that each of the initial directors shall be elected by the incorporator of the corporation and shall hold office until his successor is duly elected and qualified or until he sooner dies, resigns, is removed or becomes disqualified.

          SECTION 2.  Vacancies.
                      ---------

          After election of the initial directors by the incorporator of the corporation vacancies in the board of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and any director so chosen shall hold office for the remainder of the full term of the director whose place he has been elected to fill and until his successor is duly elected and shall qualify. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

          A vacancy or vacancies in the board of directors shall be deemed to exist in case of the death, resignation or removal of any director, or if the stockholders fail at any annual or special meeting of stockholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting, or if there are newly created directorships resulting from any increase in the authorized numbers of directors.

          SECTION 3.  Resignation of Directors.
                      ------------------------

          Any director may resign at any time by giving written notice to the board of directors, president or secretary of the corporation, to take effect at the time specified therein. The acceptance of such resignation, unless required by the terms thereof, shall not be necessary to make it effective.
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                                     -11-

          SECTION 4.  Duties of Board.
                      ---------------

          The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders. The board of directors shall cause the officers of the corporation to keep appropriate records of the proceedings of stockholders and directors. Such records shall be maintained by and be in the custody of the secretary of the corporation.

          SECTION 5.  Annual Meetings.
                      ---------------

          Immediately following each annual meeting of the stockholders and at the place thereof, or at such other time and place as shall be fixed by resolution of the board of directors prior to the annual meeting of the stockholders, the board of directors shall hold a meeting for the purpose of organization, election of officers, and the transaction of such other business as they deem necessary. Notice of such meetings is hereby dispensed with. In the event that a meeting of the board of directors is not held immediately after the annual meeting of the stockholders, or in the event that the board of
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                                      -12-

directors fails to fix the time and place for such meeting, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in duly executed waiver of notice thereof.

          SECTION 6.  Regular Meetings.
                      ----------------

          Regular meetings of the board of directors may be held at such time and at such place as shall from time to time be determined by the board of directors and, if so determined, notices thereof need not be given.

          SECTION 7.  Special Meetings.
                      ----------------

          Special meetings of the board of directors may be called by the chairman of the board, if any, or the president on two (2) days' notice to each director; special meetings shall be called by the president or secretary on like notice on written request of two directors. Notices of special meetings shall state the place, date and hour of the meeting, but need not state the purpose for which the meeting is called.

          SECTION 8.  Quorum; Action.
                      --------------

          A majority of the number of authorized directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificater of incorporation. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          SECTION 9.  Action of Directors Without a Meeting.
                      -------------------------------------

          Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board of directors or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board of directors or committee, as the case may be.
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                                      -14-

          SECTION 10.  Meetings Outside of State.
                       -------------------------

          The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

          SECTION 11.  Telephone Meetings.
                       ------------------

          Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors or any committee thereof may participate in a meeting of the board of directors or any committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

          SECTION 12.  Removal of Directors.
                       --------------------

          Except as may otherwise be provided by the General Corporation Law, the entire board of directors or one or more directors may be removed from office, for cause or without cause, by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote at an election of directors.
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                                      -15-

          SECTION 13.  Compensation.
                       ------------

          Unless otherwise restricted by the certificate of incorporation, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

          SECTION 14.  Committees.  The board of directors may, by resolution
                       ----------
passed by a majority of the whole board of directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The quorum for the transaction of business at every meeting of a committee shall be as stated in the resolution creating the committee or, if not so stated, a majority of the members of the committee. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have such power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending or the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, amending the by-laws of the corporation, declaring a dividend or authorizing the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time to time by resolution adopted by the board of directors.

          SECTION 15.  Committee Reports.
                       -----------------

          Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                  ARTICLE IV

                                    Notices

          SECTION 1.  Notice to Directors and Stockholders.
                      ------------------------------------

          Whenever, under the provisions of any statute or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, it shall not be construed to require personal notice, but such notice shall be given in writing and personally delivered or sent by mail, in which case it shall be addressed to such director or stockholder at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the Unites States mail, or by some form of electronic transmission, in which case it shall be so addressed as to be received by a director or stockholder at either his address as it appears on the records of the corporation or a regular place of his business, in which case such notice shall be deemed to be given at the time when the recipient of such transmission acknowledges its receipt.

          Section 2.  Waiver of Notice.
                      ----------------

          Whenever any notice is required to be given under the provisions of any statute or of the certificate of incorpora-tion or if these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends the meeting for the express purpose of objecting, at the beginning of the meting, to the transaction of any business because the meeting is not lawfully called or convened.

                                   ARTICLE V

                                   Officers

          Section 1.  Officers.
                      --------

          The officer of the corporation shall be chosen by the board of directors and shall be a president, a secretary and a treasurer. The board of directors may elect or appoint such other officers (including a chairman of the board, one or more vice presidents, a controller and one or more assistant vice presidents, assistant secretaries, assistant treasurers and assistant controllers) and agent as it shall deem necessary who shall exercise such powers and perform such duty as shall be determined from time to time by the board of directs and as are incident to their office. Any two or more officers except those of chairman and/or president and secretary, or chairman
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                                      -19-

and/or president and assistant secretary, may be held by the same person.

          Section 2.  Compensation.
                      ------------

          The salaries of all officers and agents of the corporation, if any, shall be fixed by the board of directors.

          Section 3.  Term; Vacancies.
                      ---------------

          Each officer of the corporation shall hold office until the next annual meting of the board of directors and until his successor is chosen and qualified or until his earlier resignation or removal. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

          Section 4.  Removal and Resignation.
                      -----------------------

          Any officer may be removed, either with or without cause, by the board of directs at any regular or special meeting or, if a subordinate officer, by an officer upon whom the power of removal of subordinate officers has been conferred by the board of directors. Any officer may resign at any time by giving notice to the board of directors or to the president or to the secretary of the corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise speci-fied in such notice, the acceptance of the resignation shall not be necessary to make it effective.

          Section 5.  Chairman of the Board
                      ---------------------

          Subject to the control of the board of directors, the chairman of the board, if there shall be such an officer, shall, if present, preside at all meetings of the board of directors and stockholders and, if a member of the executive committee, at all meetings of the executive committee, if any, and shall be the chief executive officer of the corporation.

          Section 6.  The President.
                      -------------

          Subject to the control of the board of directors, and the chairman of the board and to such powers, if any, as may be given by the board of directors to the chairman of the board, the president shall have general supervision, direction and control of the business of the corporation and its employees and shall exercise such general powers of management as are usually vested in the office of president of a corporation. The president shall, in the absence of the chairman of the board, preside at all meetings of the board of directors and stockholders and shall be the chief executive officer of the corporation and shall have such other powers and duties as may from time to time be assigned to him by the board of directors or prescribed by the by-laws.

          Section 7.  The Vice President.
                      ------------------

          In the absence or disability of the president, the vice president, if there shall be such an officer, or if there be more than one, the vice presidents in the order determined by the president or by the board of directors ( or if there be no such determination, then in the order of their election or appointment) shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. A vice president shall have such other powers and perform such other duties as from time to time may be prescribed by the board of directors.

          Section 8.  The Assistant Vice President.
                      ----------------------------

          The assistant vice president, if there shall be such an officer, or if there be more than one, the assistant vice presidents in the order determined by the president (or if there be no such determination, then in the order of their election or appointment) shall perform such duties and have such powers as from time to time may be prescribed by the board of directors.

          Section 9. The Secretary.
                     -------------

          The secretary shall keep or cause to be kept, at the principal office or such other place as the board of directors may order, a book of minutes of all meetings of directors and committees thereof and of stockholders, containing the time and place of such meetings, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings and at meetings of committees thereof, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

          The secretary shall keep, or cause to be kept, at the principal office or at the office of the corporation's transfer agent, a share register, or a duplicate share register, showing the names of the stockholders and their addresses, the number and classes of shares held by each, and the number and date of cancellation of every certificate surrendered for cancellation.

          The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required by the by-laws or by law to be given, and he shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by he board of directors or by the by-laws.

          Section 10.  The Assistant Secretary.
                       -----------------------

          The assistant secretary, if there shall be such an officer, or if there be more than one, the assistant secretaries in the order determined by the president (or if there be no such determination, then in the order of their election or appointment) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may form time to time prescribe.


                                  ARTICLE VI

                             Certificates of Stock


          Section 1.  Certificate.
                      -----------

          Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the chairman of the board, if any, or the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, par-ticipating, optional or other special rights of teach class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face of back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.


          Section 2.  Facsimile Signature.
                      -------------------

          Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.


          Section 3.  Lost Certificates.
                      -----------------

          The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.


          Section 4.  Transfer of Stock.
                      -----------------

          Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, and upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly en-dorsed or accompanied by proper evidence of succession, assignation or authority to transfer, and upon payment of any transfer taxes due thereon, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.


          Section 5.  Voting Stock in Other Corporations.
                      ----------------------------------

          Whenever the corporation shall own stock of another corporation, the chairman of the board, the president, a vice president, the treasurer, or the secretary, acting either in person or by proxy, may exercise in the name and on behalf of the corporation all voting and subscription rights thereof, but the board of directors may delegate such authority exclusively to any one or more other persons.


          Section 6.  Execution of Writings.
                      ---------------------

          Except as the board of directors otherwise shall direct or authorize, deeds, transfers, contracts, bonds, notes, checks and other written obligations shall be signed, accepted, endorsed or executed in the name an behalf of the corporation by any one or more of the following officers, namely, the chairman of the board, the president, any vice president, the treasurer, or the secretary, and any such officer so acting also may seal, acknowledge and deliver the instrument.


          Section 7.  Execution of Certifications.
                      ---------------------------

          Any action taken by the stockholders or the board of directors at any meeting may be certified by the officer whose duty it is to keep the records thereof or by the officer or person presiding thereat; and any such certificate shall be conclusive evidence for all purposes that the action so certified was taken.


          Section 8.  Contracts and Transactions.
                      --------------------------

          Except as otherwise required by statue or by any provision of the certificate of incorporation, any contract, transaction or act of this corporation or of the board of directors, or of a committee designated by the board of directors which may be ratified by a majority in interest of a quorum of the stockholders of this corporation at any annual meeting or any special meeting called for such purpose, shall be as valid and binding as though ratified by every stockholder of this corporation; provided, however, that any failure to submit any such contract, transaction or act to the stockholders for approval or ratification, or any failure of the stockholders to approve or ratify such contract, transaction or act when sub-mitted, shall not be deemed in any way to invalidate the same or to deprive this corporation, its directors or officers of their rights to proceed with such contract, transaction or action.


          Section 9.  Certificate of Incorporation.
                      ----------------------------

          The term "certificate of incorporation" as used herein shall mean the original certificate of incorporation of the corporation and any and all amendments, additions and supplements thereto adopted in accordance with applicable law.


          Section 10.  Amendment by Stockholders and Directors.
                       ---------------------------------------

          These by-laws, except as herein below provided, may be amended or repealed, in whole or in part, and new by-laws made by the stockholder at any meeting of the stockholders by the affirmative vote of the holders of at least a majority in interest of the capital stock then outstanding and entitled to vote, provided that notice of the proposed amendment or repeal or of the proposed making of new by-laws shall have been given in the notice of such meeting. These by-laws also may be amended or repealed, in whole or in part, and any new by-laws made by the stockholders by written consent of the holders of at least a majority in interest of the capital stock then outstanding and entitled to vote without the necessity of any prior notice of such amendment, repeal or adoption. If authorized by the certificate of incorporation, the directors may make, amend or repeal these by-laws, in whole or in part, except with respect to any provision hereof which by law, the certificate of incorporation, or these by-laws requires action by the stockholders. Any by-law adopted by the directors may be amended or repealed by the stockholders.
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                                     -30-

                            SCOVILL FASTENERS INC.
                        FIRST AMENDMENT OF THE BY-LAWS
                                March 21, 1994


                                  ARTICLE VII

                                   Directors


          Section 1.  Number of Directors; Term.
                      -------------------------

          The initial number of directors of this corporation shall be four(4). The number of directors which shall thereafter constitute the whole board of directors shall be determined from time to time by resolution of the board of directors by shall not be less than three(3) or greater than nineteen (19). Directors shall be elected annually by the incorporator of the corporation and shall hold office until his successor is duly elected and qualified or until he sooner dies, resigns, is removed or becomes disqualified SCOVILL FASTENERS INC.

                        SECOND AMENDMENT OF THE BY-LAWS
                               March 29-30, 1994


                                 ARTICLE VIII

                                   Directors


          Section 1.  Number of Directors; Term.
                      -------------------------

          The initial number of directors of this corporation shall be five (5). The number of directors which shall thereafter constitute the whole board of directors shall be determined from time to time by resolution of the board of directors but shall not be less than three (3) or greater than nineteen (19). Directors shall be elected annually by the stockholders except that each of the initial directors shall be elected by the incorporator of the corporation and shall hold office until his successor is duly elected and qualified or until he sooner dies, resigns, is removed or becomes disqualified.